SAM (Strategic Asset Management) Strategic Growth Portfolio
Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2022 as amended January 3, 2023
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.principalfunds.com/pvcprospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2022, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Portfolio seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Fund and would be higher if they did.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share Class
	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Fund Fees and Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	0.79%	1.04%
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
SAM Strategic Growth Portfolio - Class 1	$81	$252	$439	$978
SAM Strategic Growth Portfolio - Class 2	106	331	574	1,271
Portfolio Turnover
The Fund and each underlying fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s and the underlying fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.9% of the average value of its portfolio.
Principal Investment Strategies
The SAM Portfolios operate as funds of funds and invest principally in funds and exchange-traded funds (“ETFs”) of Principal Funds, Inc., PVC, and Principal Exchange-Traded Funds (“Underlying Funds”). Each SAM Portfolio generally categorizes each Underlying Fund as a fixed income, equity, or specialty fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the SAM Portfolio in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The asset class diversification of the SAM Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Portfolio generally invests:
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between 75% and 100% of its assets in equity funds, and less than 50% in any one equity fund; such funds generally invest in equity securities of domestic and foreign companies (including in emerging markets), including small, medium, and large market capitalization companies, and growth and value stock;
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and less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such funds generally offer unique combinations of traditional equity securities or use alternative investment strategies that aim to offer diversification beyond traditional equity securities and include investments in such assets as infrastructure, commodities, currencies, and natural resources companies.
The Portfolio may temporarily exceed these percentage ranges and may alter the percentage ranges when it deems appropriate.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Principal Risks of Investing in a Fund of Funds
Fund of Funds Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies (for example, other mutual funds or exchange-traded funds) in which the Fund invests (“underlying funds”). The Fund’s selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Fund’s performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that
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the underlying funds will achieve their investment objectives. Management of the Fund entails potential conflicts of interest: the Fund invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Fund assets to underlying funds from which they receive higher fees.
Principal Risks due to the Fund’s Investments in Underlying Funds
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
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Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
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Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
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Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption and Large Transaction Risk. Ownership of the fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852.
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The bar chart shows changes in the Fund’s Class 1 performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance. Performance figures for the Fund do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Fund would be lower if such expenses were included.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	19.27%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(22.11)%
Average Annual Total Returns
For the periods ended December 31, 2021
	1 Year	5 Years	10 Years
SAM Strategic Growth Portfolio - Class 1	19.86%	14.51%	12.64%
SAM Strategic Growth Portfolio - Class 2	19.54%	14.23%	12.36%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	25.68%	17.97%	16.30%
MSCI EAFE Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	11.27%	9.55%	8.03%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	(1.54)%	3.57%	2.90%
SAM Strategic Growth Blended Index (except as noted for MSCI EAFE Index NTR, reflects no deduction for fees, expenses, or taxes)	20.54%	15.18%	13.59%
Performance of a blended index shows how the Portfolio’s performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Strategic Growth Blended Index are 70% Russell 3000® Index, 25% MSCI EAFE Index NTR and 5% Bloomberg US Aggregate Bond Index.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
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Brody Dass (since 2022), Portfolio Manager
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Todd A. Jablonski (since 2010), Portfolio Manager
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Yesim Tokat-Acikel (since 2023), Portfolio Manager
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Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Funds.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary’s website for more information.
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